UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 2, 2005

VALOR COMMUNICATIONS GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

001-32422	20-0792300
(Commission File Number)	(IRS Employer Identification No.)

201 E. John Carpenter Freeway, Suite 200, Irving, Texas	75062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(972) 373-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD.

On May 2, 2005, VALOR Telecommunications of Texas, LP, a subsidiary of VALOR Communications Group, Inc., announced that its agreement with the Communications Workers of America on a new three-year collective bargaining agreement has been ratified by the membership of Locals 6171 and 7019.

A copy of the press release relating to the announcement is attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated May 2, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALOR COMMUNICATIONS GROUP, INC.
Date: May 4, 2005	/s/ William M. Ojile, Jr.
William M. Ojile, Jr.
Senior Vice President, Chief Legal Officer and Secretary